July 15, 1998




United Road Services, Inc.
8 Automation Lane
Albany, New York 12205

Attention: Ed Sheehan

     Re:  Second Amendment to Credit Agreement
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Ladies/Gentlemen:

     Please refer to the Credit Agreement dated as of May 8, 1998 (the "Credit Agreement") among United Road Services, Inc., various financial institutions and Bank of America National Trust and Savings Association, as Agent. All terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

     The Company, the Agent and the Required Banks agree that the definition of "Borrowing Base" in the Credit Agreement shall be amended in its entirety to read as set forth below:

        "Borrowing Base means the sum of (a) 85% of Eligible Receivables;
         ---------------
        plus (b) 60% of Eligible Inventory, provided that the amount determined
        pursuant to this clause (b) shall not exceed $5,000,000; plus (c)
                         ----------
         75% of the Equipment Value of all Eligible Equipment; plus (d) the of (i) the Overadvance Amount or (ii) the sum of clauses
        (a), (b) and (c). For purposes of the foregoing, the "Overadvance Amount" shall be (i) $25,000,000 during the period from the date hereof to September 30, 1998, (ii) $20,000,000 during the period from September 30, 1998 to December 31, 1998, (iii) $15,000,000
        during the period from December 31, 1998 to March 31, 1999, and (iv) $10,000,000, from March 31, 1999 and thereafter; provided that as of the date on which the net proceeds received by the Company after June 30, 1998 from the issuance of equity equals or exceeds $100,000,000, the Overadvance Amount shall not decrease according to the schedule set forth above but shall remain constant at the Overadvance Amount as of such date."

     The Company, the Agent and the Required Banks agree that the Company, at its option, may deliver a new borrowing base certificate at any time with respect to Eligible Inventory, the Equipment Value of Eligible Equipment and Eligible Receivables but only with respect to Eligible Receivables acquired by the Company or any Subsidiary as a result of an acquisition permitted by
Section 10.10 of the Credit Agreement after a month-end for which a borrowing base certificate has previously been delivered. The Agent may, in its discretion, similarly request a new borrowing base certificate at any time.

     The Company agrees to pay to the Agent for the account of the Banks, pro rata according to their Percentages, an amendment fee of 0.15% of the Commitment Amount on the effective date of this amendment.

     This letter is limited to the matters specifically set forth herein and shall not be deemed to constitute an amendment, waiver or consent with respect to any other matter whatsoever. Except as specifically set forth herein, the Credit Agreement shall remain in full force and effect and is hereby ratified in all respects.

     This letter may be executed in counterparts and by the parties hereto on separate counterparts. This letter shall become effective upon receipt by the Agent of counterparts hereof (or facsimiles thereof) executed by the Company and the Required Banks.

     This letter shall be governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

     Please acknowledge your agreement to the foregoing by signing and returning a counterpart hereof to the Agent.



                                   BANK OF AMERICA NATIONAL TRUST AND
                                   SAVINGS ASSOCIATION, as Agent


                                   By:
                                      ---------------------------
                                   Title:
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                                   BANK OF AMERICA NATIONAL TRUST AND SAVING
                                   ASSOCIATION, as Issuing Bank and as a
                                   Bank


                                   By:
                                      ---------------------------
                                   Title:
                                         -----------------------------------



                                   BANKBOSTON, N.A., as a Bank


                                   By:
                                      ---------------------------
                                   Title:
                                         -----------------------------------



                                   COMERICA BANK, as a Bank


                                   By:
                                      ---------------------------
                                   Title:
                                         -----------------------------------


                                   FLEET NATIONAL BANK, as a Bank

                                   By:
                                      ---------------------------
                                   Title:
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ACCEPTED AND AGREED
as of July 15, 1998                     UNITED ROAD SERVICES, INC.


                                   By:
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                                   Title:
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